UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2004

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon		97062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (503) 885-9699

Item 5. Other Events and Regulation FD Disclosure.

On January 20, 2004, Digimarc Corporation (the “Company”) announced via press release the Company’s preliminary financial results for the fourth quarter and year ended December 31, 2003 and preliminary guidance for its first quarter and full year 2004.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additionally, the Company issued press releases in connection with contracts between the Company or one of its subsidiaries with the following:

(1)  The Instituto Federal Electoral of Mexico;

(2)  The Alabama Department of Public Safety;

(3)  The Massachusetts Registry of Motor Vehicles;

(4)  AudioAudit; and

(5)  The Lesotho Department of Traffic and Transport.

The full text of each of these press releases is attached hereto as Exhibits 99.2, 99.3, 99.4, 99.5 and 99.6, respectively, and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit No.	Description
99.1

Press Release issued by Digimarc Corporation dated January 20, 2004 regarding preliminary financial results for the fourth quarter and year ended December 31, 2003 and preliminary guidance for the first quarter and full year 2004.

99.2	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with the Instituto Federal Electoral of Mexico.
99.3	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with the Alabama Department of Public Safety.
99.4	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with the Massachusetts Registry of Motor Vehicles.
99.5	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with AudioAudit.
99.6	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with the Lesotho Department of Traffic and Transport.

Item 12.  Results of Operations and Financial Condition.

On January 20, 2004, the Company announced via press release the Company’s preliminary financial results for the fourth quarter and year ended December 31, 2003 and preliminary guidance for its first quarter and full year 2004.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additionally, the Company issued press releases in connection with contracts between the Company or one of its subsidiaries with the following:

(1)  The Instituto Federal Electoral of Mexico;

(2)  The Alabama Department of Public Safety;

(3)  The Massachusetts Registry of Motor Vehicles;

(4)  AudioAudit; and

(5)  The Lesotho Department of Traffic and Transport.

The full text of each of these press releases is attached hereto as Exhibits 99.2, 99.3, 99.4, 99.5 and 99.6, respectively, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION
Dated: January 20, 2004	By:	/s/ E.K. Ranjit
E.K. Ranjit, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release issued by Digimarc Corporation dated January 20, 2004 regarding preliminary financial results for the fourth quarter and year ended December 31, 2003 and preliminary guidance for the first quarter and full year 2004.

99.2	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with the Instituto Federal Electoral of Mexico.
99.3	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with the Alabama Department of Public Safety.
99.4	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with the Massachusetts Registry of Motor Vehicles.
99.5	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with AudioAudit.
99.6	Press Release issued by Digimarc Corporation dated January 20, 2004 regarding the contract with the Lesotho Department of Traffic and Transport.